PACE Select

Summary Prospectus
Supplement

PACE® Select Advisors Trust

PACE® Alternative Strategies Investments

Supplement to the PACE Alternative Strategies Investments summary prospectus relating to Class A, Class C and Class Y shares dated November 28, 2012, as amended ("Summary Prospectus")

June 5, 2013

Dear Investor,

The purpose of this supplement is to update information regarding the principal investment strategies of and secondary benchmarks used by PACE Alternative Strategies Investments (the "fund"). More specifically, the fund's principal investment strategy disclosure is being changed to better reflect the fund's flexible investment approach by removing the disclosure about the fund's total rate of return target and adding disclosure about the breadth of the fund's potential investment strategies. Going forward, this fund will be using the MSCI World Free Index (net) and the HFRI Fund of Funds Composite Index as secondary benchmarks for measuring fund performance. UBS Global AM believes that the first index is useful in showing how the fund is performing against a diversified global equity index (an asset class in which the fund invests), while the second index is useful in showing how the fund is performing against a broad measure of hedge fund returns. The fund will no longer be using the U.S. Consumer Price Index as a secondary benchmark.

Effective July 1, 2013, the Summary Prospectus is hereby revised as follows:

The section captioned "Principal strategies" and sub-headed "Principal investments" is revised by replacing the second and third sentences of the first paragraph of that section with the following:

The fund seeks to provide investors a well diversified portfolio intended to provide participation in growing markets over a full market cycle while limiting large losses in more volatile and declining markets. The fund may pursue its investment objective by implementing a broad and diversified array of liquid alternative strategies, including, but not limited to, strategies that are not currently employed by the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-625

You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The Funds and their principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the Funds in any jurisdiction where the Funds or their principal underwriter may not lawfully sell those shares.

©UBS 2013. All rights reserved.
UBS Global Asset Management (Americas) Inc.